UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2024, Damon Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Streeterville Capital, LLC (the “Investor”). Under the agreement, the Company agreed to issue and sell to the Investor one or more pre-paid purchases at an aggregate purchase price of up to $10,000,000 (the “Total Committed Amount”) for the purchase of the Company’s common shares. As consideration for the Investor’s commitment, the Company also agreed to issue 343,053 common shares to the Investor (the “Commitment Shares”).

Each pre-paid purchase includes an original issue discount of 7% and accrues interest at an annual rate of 8%. For the initial pre-paid purchase, which closed on December 20, 2024 (the “Initial Closing Date”), the Investor paid $2,000,000, creating in an initial principal balance of $2,140,000.

Pursuant to the Securities Purchase Agreement and a registration rights agreement entered into on the same date (the “Registration Rights Agreement”), the Company will file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), to register the resale of a required number of common shares, including the Commitment Shares and common shares issuable pursuant to the pre-paid purchases (the “Registration Statement”). If the Registration Statement is not declared effective within 60 days of the Initial Closing Date, the outstanding balance of the pre-paid purchase will automatically increase by 2%, with further increases of 2% for each subsequent 30-day period that the Registration Statement remains ineffective. If the Registration Statement is declared effective within 90 days of the Initial Closing Date and no default has occurred, and if requested by the Company, the Investor will fund $1,000,000 for a second pre-paid purchase.

Within a committed two-year period, and subject to certain specified conditions, the Company may request the issuance of additional pre-paid purchases to the Investor, with each purchase amount no less than $250,000, provided that the total outstanding balance of all pre-paid purchases does not exceed $3,000,000.

The proceeds from the pre-paid purchases are expected to be used for working capital and other corporate purposes. However, $100,000 from the initial pre-paid purchase funding, and 15% of the funding from subsequent pre-paid purchases, shall be used to repay the indebtedness under the secured promissory note issued to the Investor in June 2024 with an original principal amount of $6,470,000.

Following the funding of each pre-paid purchase, the Investor has the right, but not the obligation, to purchase from the Company its common shares not exceeding (i) the outstanding balance of the funded amount, and (ii) 9.99% beneficial ownership of the Company’s outstanding common shares. The purchase price of the common shares will be the lower of (i) $1.50 or (ii) 90% of the lowest daily VWAP during the ten consecutive trading days immediately prior to the purchase notice date, but not less than the floor price, which is equal to 20% of the “Minimum Price” as defined under Nasdaq Listing Rule 5635(d) prior to the applicable closing. Under the Securities Purchase Agreement, the Company agrees to seek shareholder approval for the issuance of common shares up to the Total Commitment Amount (the “Required Shareholder Approval”). Until such approval is obtained, the Company will not request additional pre-paid purchases that may cause the total amount of common shares issuable to exceed the limits set under Nasdaq Listing Rule 5635(d) (the “Exchange Cap”).

The outstanding pre-paid purchases, unless reduced by the Company’s sale of common shares to the Investor as described, will remain outstanding and may be repaid in cash at the Company’s option. There is no maturity date for the outstanding balance of the pre-paid purchases. However, if the Company fails to obtain the Required Shareholder Approval at its initial shareholder meeting, any remaining outstanding balance above the Exchange Cap must be repaid in cash. Additionally, if certain triggering events occur, including (a) the VWAP of the Company’s common shares falling below the floor price for at least five trading days within a seven-trading-day period, or (b) the Company having issued 75% of the shares under the Exchange Cap, the Company must make monthly cash repayments of $350,000 in principal plus any accrued unpaid interest until the outstanding balance is fully repaid or the triggering event conditions are resolved. In an event of default as specified in the pre-paid purchase, the Investor may accelerate repayment, requiring the outstanding balance to become immediately due, with a 10% increase to the principal and interest accruing at a rate of 18% per annum.

The foregoing description of the Securities Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the respective agreements. Copies of the Securities Purchase Agreement and the Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required, the information included in Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required, the information included in Item 1.01 of this current report on Form 8-K with respect to the pre-paid purchases, the Commitment Shares and the common shares issuable under the pre-paid purchases is hereby incorporated by reference into this Item 3.02. The offer and sale of these securities were not registered under the Securities Act, in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act, on the basis that these securities are issued to an institutional accredited investor and the Company did not engage in any general solicitation in connection with such offer and sale.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated December 20, 2024, between Damon Inc. and Streeterville Capital, LLC.
10.2	Registration Rights Agreement, dated December 20, 2024, between Damon Inc. and Streeterville Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAMON, INC.

Date: December 23, 2024	By:	/s/ Bal Bhullar
	Name:	Bal Bhullar
	Title:	Chief Financial Officer

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